UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Air Products and Chemicals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On December 12, 2024, Air Products and Chemicals, Inc. (the “Company”) released a video on its website, voteairproducts.com (the “Website”), containing certain information regarding, among other things, voting at the Company’s upcoming 2025 Annual Meeting of Shareholders, to be held on January 23, 2025. A screenshot of the video on the Website is attached hereto as Exhibit 1 and a transcript of the video is attached hereto as Exhibit 2.

Exhibit 1

Ways to vote

Vote by **Telephone**

If you are a registered holder, locate the control number included on your WHITE proxy card and dial the number indicated.

Vote by **Internet**

Locate the control number included on your WHITE proxy card or WHITE voting instruction form in order to access the website indicated.

Vote by **Mail**

Complete, sign, date and mail your WHITE proxy card or WHITE voting instruction form in the self-addressed envelope provided.

Vote by **QR Code**

Scan the QR code displayed on your WHITE voting instruction form to directly access the voting page without entering your control number.

If you received proxy materials via e-mail, the e-mail message transmitting the link to those materials contains instructions on how to vote your shares of Company stock and your control number.

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor.

Innisfree M&A Incorporated

Shareholders
+1 (877) 750-0537 (toll-free from the U.S. and Canada)

+1 (412) 232-3651 (from other countries)

Banks and Brokers
+1 (212) 750-5833

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Disclaimer

This website is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This website does not recommend the purchase or sale of any security.

This website is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This website is the exclusive property of Air Products and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company.

Important Additional Information

The Company and certain of its directors and executive officers are deemed to be "participants" (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company's shareholders in connection with the Company's 2025 Annual Meeting of Shareholders (the "Annual Meeting"). The Company filed its definitive proxy statement (the "Definitive Proxy Statement") and a WHITE universal proxy card with the U.S. Securities and Exchange Commission (the "SEC") on December 3, 2024 in connection with such solicitation of proxies from the Company's shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING WHITE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company's securities and can be found in the appendix titled "Supplemental Information Regarding Participants in the Solicitation" of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company's securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company's website available here or through the SEC's website at www.sec.gov. Shareholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Company's website at https://investors.airproducts.com.

Cautionary Statement

The timing of these postings are made at the discretion of the Company. Readers should not assume that the information contained on this website has been updated or otherwise contains current information. The Company does not review past postings to determine whether they remain accurate, and information contained in such postings may have been superseded.

This website contains "forward-looking statements" within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based.

Testimonials, Other Quotations and Third-Party Statements

This website may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Mantle Ridge LP or its affiliated parties (collectively, the "Dissident Group"). The Company has not assisted in the preparation of any third party information, including, without limitation, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed on this website.

This website may contain links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of the Company.

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Privacy Notice Your Privacy Rights

Exhibit 2

At the Air Products Annual Meeting of Shareholders on January 23, 2025, you have a critical decision to make regarding the future of your investment.

Air Products is executing a two-pillar growth strategy that has and will continue to maximize value for our shareholders.

Activist hedge fund Mantle Ridge is attempting to seize control of Company leadership, make wholesale changes to the management team, and halt our momentum.

As such, it is extremely important that you vote your shares “FOR” ONLY Air Products’ slate of nine director nominees on the Company’s WHITE proxy card.

Shareholders will receive proxy materials which include a WHITE proxy card or WHITE voting instruction form.

Voting is simple and can be done by telephone, internet or by mail.

To vote by telephone, call the toll-free number provided on your WHITE proxy card and follow the automated instructions. You will be asked to provide the unique control number printed on your WHITE proxy card.

To vote by Internet, you may:

Visit the website provided on your WHITE proxy card by typing the address into your browser, entering your unique control number, and following the prompts.

If your WHITE proxy card shows a QR code, you can scan the code to directly access the voting page without entering your control number.

If you receive Air Products proxy materials via email, double check that the email relates to the white proxy card, then, click the “VOTE NOW” button embedded in the email and proceed.

If you’re voting by Internet, the deadline for most shareholders will be at 11:59 PM Eastern Time on January 22, 2025, but depending on how you hold your shares your custodian or other nominee may indicate an earlier deadline.

To vote by mail, please sign, date and return the WHITE proxy card in the postage-paid envelope enclosed in the Air Products proxy materials well ahead of January 23, 2025.

Please remember that if you mark “FOR” for more than nine nominees, your vote with respect to election of directors will be invalid and will not be counted.

We urge you to discard any blue proxy materials that you may receive from Mantle Ridge. If you have already voted the blue card, you can override this by voting again with the WHITE proxy card by telephone, internet or mail. Only your latest dated vote is counted.

Our proxy solicitor Innisfree M&A Incorporated is available to assist at the numbers shown below.

Thank you for your support of Air Products.